Exhibit 99.1

2014 Annual Meeting of Shareholders

PHOENIX

November 20, 2014

Important Disclosures

PHOENIX

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management's beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and in accordance with the amended administrative order entered by the SEC with respect to Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company ("PHL Variable"), and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatement and the failure by Phoenix and PHL Variable to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix's ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as "will," "anticipate," "believe," "plan," "estimate," "expect," "intend," "is targeting," "may," "should" and other similar words or expressions. Forward-looking statements are made based upon management's current expectations and beliefs and are not guarantees of future performance. Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under "Investor Relations." You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

2014 Annual Meeting of Shareholders

PHOENIX

John H. Forsgren
Chairman of the Board

Business Review

PHOENIX

James D. Wehr
President and Chief Executive Officer

Restatement and SEC Reporting

PHOENIX

Filing Date	The Phoenix Companies, Inc. (Phoenix) Filing
April 1, 2014	2012 Annual Report on Form 10-K
April 23, 2014	Third Quarter 2012 Form 10-Q
August 6, 2014	2013 Annual Report on Form 10-K
September 11, 2014	First Quarter 2013 Form 10-Q Second Quarter 2013 Form 10-Q Third Quarter 2013 Form 10-Q
October 17, 2014	First Quarter 2014 Form 10-Q
November 7, 2014	Second Quarter 2014 Form 10-Q
On track to file by December 5, 2014	Third Quarter 2014 Form 10-Q

Restatement Impact

PHOENIX

Impact on Total Stockholders' Equity

	As Previously Reported	Correction of Errors[1]	Adjusted Prior to the Retrospective Adoption	Retrospective Adoption[2]	As Restated & Amended
As of 12/31/10	$1,155.5	$(151.0)	$1,004.5	$(204.1)	$800.4
As of 12/31/11	$1,126.2	$(264.0)	$862.2	$(166.5)	$695.7
As of 6/30/12	$946.6	$(294.3)	$652.3	-	$652.3

> Company continues to take a number of remedial actions to correct accounting errors and failures in the design and implementation of internal controls

> Duration and cost directly related to complexity of restatement and our commitment to accuracy

- Total restatement expenses: $110.9 million including $58.9 million in audit fees

> Additional costs related to SEC reporting catch-up and remediation

  > 2013 audit fees: $25 million

  > 2014 audit fees through June 2014: $12.5 million

  > Other catch-up and remediation through September 2014: $20.0 million

[1] Adjustments related to the correction of errors reflect amounts prior to the retrospective adoption of amended guidance to ASC 944, *Financial Services – Insurance* (ASU 2010-26).

[2] Adjustments related to the retrospective adoption of amended guidance to ASC 944, *Financial Services – Insurance* (ASU 2010-26), have been updated from those originally disclosed in the First Quarter 2012 Quarterly Report on Form 10-Q filing to reflect the correction of errors identified related to the adoption of the amended guidance as well as indirect impact of the correction of errors associated with the restatement.

$ in millions

Stock Performance and Financial Highlights

PHOENIX

PNX Stock Performance Since 2012


$70
$60
$50
$40
$30
$20
$10
$0
4/1/14
$55.30
11/19/14
$58.65
11/8/12
$25.31
Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13 Sep-13 Nov-13 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14

Financial Highlights	
U.S. GAAP Assets[1]	$21,906.4
U.S. GAAP Invested Assets & Cash[1]	$16,623.3
U.S. GAAP Equity Attributable to Phoenix[1]	$533.0
U.S. GAAP Net Loss Attributable to Phoenix[1]	$(47.6)
Phoenix Life Insurance Company (PLIC) Statutory Net Gains from Operations[2]	$75.3
PLIC Statutory Surplus and AVR[3]	$774.9
Estimated PLIC RBC Ratio[3,4]	353%
Holding Company Liquidity[3,5]	$152.0

[1] As of June 30, 2014
[2] For the nine months ended September 30, 2014
[3] As of September 30, 2014
[4] Company Action Level Risk-Based Capital
[5] Cash and non-affiliated securities at the holding company

$ in millions, Pre-August 13, 2012 stock prices reflect 1-20 reverse stock split effective following close of market on August 10, 2012

Business Strategy

PHOENIX

PNX

Intermediaries

Independent Marketing Organizations (IMOs)

Consumers

	Pre-Retirement Needs (Age 50-64)	Retirement Needs (Age 65+)
Middle Market $35-$125k income <$250k investable assets	✓	✓
Mass Affluent $250k - $500k investable assets	✓	✓

Products Cover the Spectrum of Needs

PHOENIX



ACCUMULATION
INCOME
FAMILY & CARE PROTECTION
Personal Retirement Choice
Personal Income Annuity
Index Select Gold Bonus & Reflections Gold Bonus
Simplicity Index Life
Personal Protection Choice
Remembrance Life & Safe Harbor Term

Growth in New Business

PHOENIX



Annuity Deposits
$824.2
$682.9
$514.2
$593.1
2012
2013
YTD Sept 2013
YTD Sept 2014



Life Premium (Excluding Excess)
$2.9
$2.4
$1.9
$2.3
2012
2013
YTD Sept 2013
YTD Sept 2014



Saybrus Revenue
$22.9
$26.8
$18.4
$27.3
2012
2013
YTD Sept 2013
YTD Sept 2014

$ in millions

GAAP Results

PHOENIX

GAAP Net Income (Loss) Attributable to Phoenix



$5.1
($168.5)
($101.5)
($47.6)
2012
2013
YTD June 2013
YTD June 2014

Earnings Drivers

- 2012 loss driven by charge resulting from annual actuarial assumption review and increase in UL reserves, both reflecting low interest rate environment
- 2013 income driven by positive unlock resulting from annual actuarial assumption review which incorporated improved mortality assumptions. The positive unlock was partially offset by restatement expenses and audit fees
- Loss for the six months ended June 2014 driven by restatement and SEC reporting catch-up expenses and audit fees, partially offset by strong investment results

Other Operating Metrics

- Surrender ratios have significantly improved and are at historic norms
- Long-term mortality has been favorable to expectations

$ in millions

Strong Investment Portfolio

PHOENIX

Total Credit Impairments



($22.8)
($12.3)
($5.0)
($0.7)
FY12
FY13
YTD June 2013
YTD June 2014

GAAP Net Investment Income



$829.3
$787.2
$385.1
$408.8
2012
2013
YTD June 2013
YTD June 2014

$ in millions

- Investment portfolio remains strong with credit impairments at record low levels
- As of June 30, 2014, our exposure to below investment grade bonds of 7.0% of available-for-sale debt securities is well within our target range of 6 – 10%
- Unrealized gains on available-for-sale debt securities of $720.7 million as of June 30, 2014

Strong Holding Company Liquidity Provides Flexibility

PHOENIX

Holding Company Capital


$145
$182
$152
2012
2013
As of Sept. 30, 2014

- Dividends from Phoenix Life are the primary source of capital for the holding company
- Since 2012, primary uses for holding company capital include:
  - Capital contribution to benefit PHL Variable
  - Restatement, SEC reporting catch-up and remediation expenses and audit fees

$ in millions

Summary

PHOENIX

> Phoenix worked through the restatement and has begun the process of improving financial reporting systems and controls

> Phoenix has remained focused on business priorities throughout these challenges

- Products that meet critical needs
- Financially solid institution
- Strong shareholder returns
- Strong and growing businesses

PHOENIX